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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported):
                                    April 26, 1996
                                    --------------


               AMRESCO Residential Securities Corporation on behalf of:

        AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2
        ----------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



           New York                    33-99346.02            33-0711440
(State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
        Incorporation)                  Number)           Identification No.)


      c/o Bankers Trust Company
        of California, N.A.
      3 Park Plaza, 16th Floor
         Irvine, California                                     92714
(Address of Principal Executive Offices)                      (Zip Code)


      Registrant's telephone number, including area code (909) 605-7600
                                                         -------------

                                      No Change
             -------------------------------------------------------------
             (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.
    Information relating to the distributions to Certificateholders for the period from August 28, 1996 to September 25, 1996 (the "Monthly Period") of the AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2 (the "Registrant" or "Trust") in respect of the Mortgage Loan Asset Backed Certificates, Series 1996-2, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of mortgage loans, and the subordinated amount remaining), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 1, 1996, among AMRESCO Residential Securities Corporation in its capacity as Depositor, AMRESCO Residential Mortgage Corporation in its capacity as the Seller, Long Beach Mortgage Company and Option One Mortgage Corporation as the Servicers, and Bankers Trust Company of California, N.A., a national banking association, in its capacity as the trustee.


Item 7.  EXHIBIT.

    Monthly Report for the Monthly Period relating to the Certificates issued by the Trust.


                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             By:   AMRESCO Residential Securities Corporation

                              By: /s/Ronald B. Kirkland
                                  -------------------------
                                  Name:   Ronald B. Kirkland
                                  Title:      Vice President and
                                          Chief Accounting Officer



Dated:  October 4, 1996

                      AMRESCO RESIDENTIAL SECURITIES CORPORATION

                                 MORTGAGE LOAN TRUST

                                    SERIES 1996-2


                           STATEMENT TO CERTIFICATEHOLDERS

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                                                    DISTRIBUTIONS IN DOLLARS

                                       PRIOR                                                                               CURRENT

               ORIGINAL            PRINCIPAL                                                 REALIZED   DEFERRED         PRINCIPAL

 CLASS        FACE VALUE             BALANCE       INTEREST        PRINCIPAL           TOTAL   LOSSES   INTEREST           BALANCE
----------------------------------------------------------------------------------------------------------------------------------
  A1       32,442,000.00       30,898,177.67     191,182.47       332,542.60     523,725.07    0.00      0.00       30,565,635.07
  A2      225,000,000.00      206,953,007.53     994,452.32     7,697,354.18   8,691,806.50    0.00      0.00      199,255,653.35
  B-IO              0.00                0.00           0.00             0.00           0.00    0.00      0.00                0.00
  R                 0.00                0.00           0.00             0.00           0.00    0.00      0.00                0.00



----------------------------------------------------------------------------------------------------------------------------------
TOTALS    257,442,000.00      237,851,185.20   1,185,634.79     8,029,896.77   9,215,531.56    0.00      0.00      229,821,288.42
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
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             FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                   PASS-THROUGH

                                   PRIOR                                                    CURRENT              RATES

                               PRINCIPAL                                                  PRINCIPAL

  CLASS              CUSIP       BALANCE      INTEREST     PRINCIPAL           TOTAL        BALANCE       CURRENT            NEXT
----------------------------------------------------------------------------------------------------------------------------------
  A1           03215PAG4     952.412850       5.893054      10.250373      16.143427     942.162477      7.425000%      7.425000%
  A2           03215PAH2     919.791145       4.419788      34.210463      38.630251     885.580682      5.766250%      5.860000%
  B-IO                         0.000000       0.000000       0.000000       0.000000       0.000000      0.000000%      0.000000%
  R                            0.000000       0.000000       0.000000       0.000000       0.000000      0.000000%      0.000000%


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DEPOSITOR:                         AMRESCO Residential Securities Corporation         ADMINISTRATOR:           Timothy Lewis

SERVICERS:                           Long Beach Mortgage/Option One Mortgage                               Bankers Trust Company

LEAD UNDERWRITER:                      Prudential Securities Incorporated                                      3 Park Plaza

RECORD DATE:                                     August 28, 1996                                             Irvine, CA 92714

DISTRIBUTION DATE:                             September 25, 1996                FACTOR INFORMATION:           (800) 735-7777
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

                                       -C- COPYRIGHT 1996 Bankers Trust Company

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                      AMRESCO RESIDENTIAL SECURITIES CORPORATION

                                 MORTGAGE LOAN TRUST

                                    SERIES 1996-2

                           STATEMENT TO CERTIFICATEHOLDERS



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Distribution Date: September 25, 1996
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
SERVICER ADVANCES:                                                                                                  1,116,293.47


ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:                                                       100,222.25
PLUS ADDITIONAL SERVICING COMPENSATION:                                                                   0.00
                                                                                                 -------------
TOTAL SERVICING FEES DUE MASTER SERVICER:                                                           100,222.25


LESS: AMOUNTS TO COVER INTEREST SHORTFALLS:                                                           9,883.81
LESS: DELINQUENT SERVICE FEES:                                                                       50,923.56
                                                                                                 -------------


COLLECTED SERVICING FEES FOR CURRENT PERIOD:                                                                            39,414.88
AMOUNT PER $1000 CERTIFICATE:                                                                                            0.153102



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DELINQUENT AND                                                                                        LOANS             LOANS
FORECLOSURE LOAN                            30 TO 59      60 TO 89            90 PLUS                  IN                IN
INFORMATION*                                   DAYS          DAYS                DAYS                BANKRUPTCY       FORECLOSURE
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
GROUP 1 (Fixed Rate)
--------------------
PRINCIPAL BALANCE                           962,202.40     579,009.70        1,223,934.57                0.00        1,333,492.53
NUMBER OF LOANS                                     13              6                   9                   0                  10
% OF TOTAL GROUP 1 LOAN BALANCE                  3.12%          1.87%               3.96%               0.00%               4.32%
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GROUP 2 (Adjustable Rate)
-------------------------
PRINCIPAL BALANCE                         9,282,020.16   3,798,213.06        6,050,810.78          462,192.71        5,921,012.14
NUMBER OF LOANS                                    105             46                  70                   9                  65
% OF TOTAL GROUP 2 LOAN BALANCE                  4.58%          1.88%               2.99%               0.23%               2.92%
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TOTAL PRINCIPAL BALANCE                  10,244,222.56   4,377,222.76        7,274,745.35          462,192.71        7,254,504.67
TOTAL NUMBER OF LOANS                              118             52                  79                   9                  75
% OF TOTAL LOAN BALANCE                          4.39%          1.88%               3.12%               0.20%               3.11%
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*Delinquencies are inclusive of Foreclosures and Bankruptcies


REALIZED LOSS INFORMATION:

                                          ----------------------------------------------------------------------------------------
                                                                                           GROUP 1    GROUP 2           TOTAL
                                                                                        ------------------------------------------
                                           PRIOR REALIZED LOSSES:                              0.00      0.00                0.00

                                           PLUS: CURRENT REALIZED LOSSES                       0.00      0.00                0.00
                                                                                        ------------------------------------------


                                          CUMULATIVE REALIZED LOSSES:                          0.00      0.00                0.00
                                                                                        ------------------------------------------
                                                                                        ------------------------------------------

                                          ----------------------------------------------------------------------------------------

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
                                       -C- COPYRIGHT 1996 Bankers Trust Company

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                      AMRESCO RESIDENTIAL SECURITIES CORPORATION

                                 MORTGAGE LOAN TRUST

                                    SERIES 1996-2

                           STATEMENT TO CERTIFICATEHOLDERS



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Distribution Date: September 25, 1996
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                                                                                                 GROUP 1            GROUP 2
                                                                                                 -------            -------
BEGINNING NUMBER OF LOANS:                                                                                363                2195
ENDING NUMBER OF LOANS:                                                                                   358                2132


BEGINNING PRINCIPAL BALANCE OF POOL:                                                            31,156,766.50      209,376,664.37
ENDING PRINCIPAL BALANCE OF POOL:                                                               30,886,325.15      202,455,718.15
  GROUP FACTOR:                                                                                    95.202797%          89.995274%

LARGEST LOAN BALANCE                                                                               460,238.10          498,278.97

WEIGHTED AVERAGE TERM TO MATURITY:                                                                     337.99              348.44

CURRENT WEIGHTED AVERAGE MORTGAGE RATE:                                                            10.390328%          10.784015%
NEXT WEIGHTED AVERAGE MORTGAGE RATE:                                                               10.385721%          10.908622%


PRINCIPAL PREPAYMENTS:
  NUMBER OF LOANS (IF PAID IN FULL):                                                                       5                   63
  PRINCIPAL BALANCE:                                                                               251,975.24        6,826,707.70
  AMOUNT PER $1000 CERTIFICATE:                                                                      7.766945           30.340923

PREPAYMENT INTEREST SHORTFALL AMOUNT INCLUDED IN DISTRIBUTION:                                         215.21            9,668.60
NONCOVERED PREPAYMENT INTEREST SHORTFALL FOR THIS DISTRIBUTION:                                          0.00                0.00


REO PROPERTY INFORMATION:
  BOOK VALUE OF REAL ESTATE ACQUIRED THROUGH FORECLOSURE:                                                0.00                0.00
  AGGREGATE PRINCIPAL BALANCE OF REO LOANS:                                                              0.00                0.00
  NUMBER OF REO LOANS:                                                                                      0                   0


AVAILABLE FUNDS:                                                                                   527,233.56        8,715,306.81

INSURED PAYMENT:                                                                                         0.00                0.00



CLASS A PRINCIPAL DISTRIBUTION BREAKDOWN:
   SCHEDULED PRINCIPAL:                                                                             18,466.11           94,238.52
   PRINCIPAL PREPAYMENTS:                                                                          247,222.75        6,815,971.90
   CURTAILMENTS:                                                                                     4,752.49           10,735.80
   SUBORDINATION INCREASE AMOUNT:                                                                   62,101.25          776,407.96
   PRE-FUNDED AMOUNTS DISTRIBUTED AS PREPAYMENTS:                                                        0.00                0.00



REMAINING PREFUNDING AMOUNT AVAILABLE (GROUP 2 ONLY):                                                    0.00                0.00



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
                                        -C- COPYRIGHT 1996 Bankers Trust Company

                      AMRESCO RESIDENTIAL SECURITIES CORPORATION

                                 MORTGAGE LOAN TRUST
                                    SERIES 1996-2

                         TRUSTEE DISTRIBUTION DATE STATEMENT


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Distribution Date:      September 25, 1996
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                                                                                                   GROUP 1          GROUP 2
                                                                                                   -------          -------

SUBORDINATION AMOUNTS:
   SUBORDINATION AMOUNT:                                                                           320,690.08        3,200,064.80
   REQUIRED SUBORDINATION AMOUNT:                                                                  713,738.64        4,724,214.81
   EXCESS SUBORDINATION AMOUNT:                                                                          0.00                0.00
   SUBORDINATION DEFICIT:                                                                                0.00                0.00

UNREIMBURSED MONTHLY ADVANCES:                                                                           0.00                0.00



CUMULATIVE LOSS PERCENTAGE                                                                          0.000000%           0.000000%
90+ DELINQUENCY PERCENTAGE                                                                          3.123543%           2.058114%

INSURER PREMIUM AMOUNT:                                                                              3,476.04           23,282.21
TRUSTEE FEE AMOUNT:                                                                                     32.45              218.10


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


                                       -C- COPYRIGHT 1996 Bankers Trust Company